===============================================================================









-------------------------------------------------------------------------------
                                EQUITY ONE, INC.
                        SUPPLEMENTAL INFORMATION PACKAGE
-------------------------------------------------------------------------------









                            SEPTEMBER 30, 2002








                               [EQUITY ONE LOGO]













                                Equity One, Inc.
                          1696 N.E. Miami Gardens Drive
                        North Miami Beach, Florida 33179
                    Tel: (305) 947-1664 Fax: (305) 947-1734 4
                                www.equityone.net



================================================================================

                                EQUITY ONE, INC.

================================================================================
                            Supplemental Information
                               September 30, 2002
                                   (unaudited)
================================================================================

                                                                       PAGE
                                                                       ----

                         TABLE OF CONTENTS

   1.   Summary Operating Information.................................. 3

   2.   Summary Balance Sheet Information.............................. 4

   3.   Consolidated Statements of Earnings............................ 5

   4.   Consolidated Statements of Funds from Operations............... 6

   5.   Consolidated Balance Sheets.................................... 7

   6.   Debt Summary................................................... 8

   7.   Property Status Report......................................... 11

   8.   Annual Minimum Rent by Location................................ 14

   9.   Tenant Concentration Schedule.................................. 15

  10.   Lease Expiration Schedule...................................... 16

  11.   Real Estate Developments and Dispositions...................... 17

  12.   Joint Venture Investments...................................... 18

  13.   Stock Price and Volume Statistics.............................. 19


================================================================================

        FORWARD LOOKING STATEMENTS

        CERTAIN INFORMATION CONTAINED IN THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS REGARDING COMPANY AND PROPERTY PERFORMANCE WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FUTURE RESULTS COULD VARY MATERIALLY FROM ACTUAL RESULTS DEPENDING ON RISKS AND UNCERTAINTIES INHERENT IN GENERAL AND LOCAL REAL ESTATE CONDITIONS, OR COMPETITIVE FACTORS SPECIFIC TO THE MARKETS IN WHICH THE COMPANY OPERATES. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THIS INFORMATION. FOR MORE DETAILS, PLEASE REFER TO EQUITY ONE'S SEC FILINGS, INCLUDING THE MOST RECENT REPORT ON FORM 10-K AND FORM 10-Q.

        BASIS OF PRESENTATION

        ALL PRIOR REPORTING PERIODS ENCOMPASSING THE PERIOD AUGUST 18, 2000 THROUGH SEPTEMBER 19, 2001 HAVE BEEN RESTATED TO ACCOUNT FOR THE ACQUISITION OF 68.07% OF THE STOCK OF FIRST CAPITAL REALTY (TSE:FCR), THE PARENT OF CENTREFUND REALTY (U.S.) CORPORATION ("CEFUS"), BY GAZIT-GLOBE (1982) LTD. (TLV:GLOB), EQUITY ONE'S MAJORITY SHAREHOLDER. THE RESTATEMENT CONSOLIDATES THE OPERATIONS OF EQUITY ONE AND CEFUS BETWEEN AUGUST 18, 2000 AND SEPTEMBER 19, 2001, SUBJECT TO A 31.93% MINORITY INTEREST IN CEFUS. ON SEPTEMBER 20, 2001, EQUITY ONE ACQUIRED 100% OF CEFUS FROM FIRST CAPITAL REALTY, THEREBY ACQUIRING THE REMAINING 31.93% MINORITY INTEREST.

EQUITY ONE, INC.
SUMMARY OPERATING INFORMATION
for the periods ended September 30, 2002 and 2001
(in thousands, except per share data)
================================================================================


                                                          THREE MONTHS ENDED               NINE MONTHS ENDED
                                                      SEP 30, 2002  SEP 30, 2001      SEP 30, 2002  SEP 30, 2001
                                                      ----------------------------    ----------------------------

TOTAL DIVIDENDS PAID PER SHARE                         $     0.27        $  0.27        $     0.81        $  0.79

FUNDS FROM OPERATIONS PER SHARE                        $     0.39        $  0.34        $     1.08        $  0.99
     DIVIDEND/FFO PAYOUT RATIO                               69.2%          79.4%             75.0%          79.8%
     FFO MULTIPLE (ANNUALIZED IF < 12 MONTHS)                 8.5                              9.2

ADJUSTED FUNDS FROM OPERATIONS PER SHARE               $     0.37        $  0.31        $     1.02        $  0.93
     DIVIDEND/AFFO PAYOUT RATIO                              73.0%          87.1%             79.4%          84.9%
     AFFO MULTIPLE (ANNUALIZED IF < 12 MONTHS)                8.9                              9.7

===================================================================================================================

EBITDA (EXCLUDING DISCONTINUED OPERATIONS)             $   17,031        $12,872        $   48,972        $37,784

INTEREST AND AMORTIZATION OF
     DEFERRED FINANCING FEES                           $    5,369        $ 5,337        $   17,178        $16,101

EBITDA: INTEREST COVERAGE RATIO                               3.2            2.4               2.9            2.3

EBITDA MARGIN (EBITDA/TOTAL REVENUES)                        65.9%          65.8%             64.9%          67.0%

===================================================================================================================

NET OPERATING INCOME (NOI) FROM CONTINUING
     OPERATIONS
     TOTAL RENTAL INCOME                               $   25,334        $18,845        $   73,984        $54,183
     PROPERTY OPERATING EXPENSES (1)                        7,462          5,909            21,800         16,567
                                                       ----------        -------        ----------        -------
NET OPERATING INCOME                                   $   17,872        $12,936        $   52,184        $37,616
                                                       ==========        =======        ==========        =======
NOI MARGIN (NOI/TOTAL RENTAL INCOME)                         70.5%          68.6%             70.5%          69.4%


(1)  NET OF INTERCOMPANY EXPENSES

===================================================================================================================

SAME PROPERTY NOI (2)
     TOTAL RENTAL INCOME                               $    9,024        $ 8,923        $   27,482        $26,455
     OPERATING EXPENSES                                     2,446          2,392             7,390          6,969
                                                       ----------        -------        ----------        -------
NET OPERATING INCOME                                   $    6,578        $ 6,531        $   20,092        $19,486
                                                       ==========        =======        ==========        =======
GROWTH IN SAME PROPERTY NOI                                   0.7%                             3.1%


(2)  INCLUDES ONLY EQUITY ONE PROPERTIES OPERATED IN THE CURRENT AND PRIOR PERIODS EXCLUDES $104 AND $362 OF
     DEFERRED TERMINATION FEES AT THE LAKE MARY PROPERTY THAT WERE RECOGNIZED IN THE THREE AND NINE MONTHS ENDED
     SEPTEMBER 30, 2001, RESPECTIVELY

===================================================================================================================

GENERAL & ADMINISTRATIVE EXPENSES (3)                  $    1,441        $   912        $    5,011        $ 2,454
     AS % OF TOTAL REVENUES                                  5.58%          4.66%             6.64%          4.35%
     AS % OF TOTAL ASSETS                                    0.80%            NA              0.93%            NA


(3)  INCLUDES $0 AND $695 OF ABANDONED TRANSACTION DUE DILIGENCE COSTS FOR THE THREE AND NINE MONTH PERIODS ENDED
     SEPTEMBER 30, 2002, RESPECTIVELY




EQUITY ONE, INC.
SUMMARY BALANCE SHEET INFORMATION
as of September 30, 2002 and December 31, 2001
(in thousands, except per share data)
================================================================================

                                                                                      SEP 30, 2002           DEC 31, 2001
                                                                                      ------------           ------------
CLOSING MARKET PRICE                                                                $      13.20           $      13.74
DIVIDEND YIELD (BASED ON CURRENT ANNUALIZED DIVIDEND)                                       8.18%                  7.86%

BOOK VALUE PER SHARE (FULLY DILUTED, END OF PERIOD)                                 $      10.04           $       9.50

========================================================================================================================

LIQUIDITY
     CASH AND CASH EQUIVALENTS                                                      $      1,410           $        906
     CASH HELD IN ESCROW                                                            $          0           $      1,715
                                                                                    ============           ============
     REVOLVING CREDIT FACILITIES
        GROSS AVAILABLE UNDER CURRENT CREDIT FACILITIES                                   81,703                 50,641
           LESS: OUTSTANDING BALANCE                                                     (36,507)               (27,409)
                 HOLDBACK FOR LETTERS OF CREDIT                                           (1,051)                  (999)
                 ESCROWED FOR TAX AND INSURANCE                                             (156)                  (448)
                                                                                    ------------           ------------
        NET AVAILABLE UNDER CREDIT FACILITIES                                       $     43,989           $     21,785
                                                                                    ============           ============

========================================================================================================================

EQUITY CAPITALIZATION (END OF PERIOD)
     COMMON STOCK SHARES (IN THOUSANDS)
        BASIC COMMON STOCK SHARES                                                     33,986.106             28,620.757
        Diluted Common Shares
           Unvested Restricted Common Shares                                             388.847                160.086
           Walden Woods Shares                                                            93.656                 93.656
           Northport Operating Partnership Units                                         261.850                261.850
           Common Stock Options (Treasury Method, closing price)                         105.580                164.620
                                                                                    ------------           ------------
        FULLY DILUTED COMMON STOCK SHARES                                             34,836.039             29,300.969
                                                                                    ============           ============

========================================================================================================================

Net Debt (adjusted for Cash, Cash Held in Escrow, Securities Held for Sale)         $    341,769           $    368,188
Equity Market Capitalization (fully diluted, end of period)                              459,836                402,595
                                                                                    ------------           ------------
     TOTAL MARKET CAPITALIZATION                                                    $    801,605           $    770,783
                                                                                    ============           ============

NET DEBT TO TOTAL MARKET CAPITALIZATION                                                     42.6%                  47.8%

========================================================================================================================

GROSS REAL ESTATE INVESTMENTS                                                       $    709,322           $    656,005

NET DEBT TO GROSS REAL ESTATE INVESTMENTS                                                   48.2%                  56.1%

========================================================================================================================

Fixed Rate Mortgage Debt                                                            $    283,078           $    296,887
Variable Rate Mortgage Debt                                                               61,142                 75,569
                                                                                    ------------           ------------
     TOTAL DEBT                                                                     $    344,220           $    372,456
                                                                                    ============           ============

     % FIXED RATE DEBT                                                                      82.2%                  79.7%
     % VARIABLE RATE DEBT                                                                   17.8%                  20.3%

     WEIGHTED-AVERAGE INTEREST RATE ON FIXED RATE DEBT                                      7.73%                  7.76%




EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
for the periods ended September 30, 2002 and 2001
(in thousands, except per share data)
================================================================================



                                                                     THREE MONTHS ENDED           NINE MONTHS ENDED
                                                               ----------------------------   ---------------------------
                                                               SEP 30, 2002    SEP 30, 2001   SEP 30, 2002   SEP 30, 2001
                                                               ------------    ------------   ------------   ------------

REVENUES
    RENTAL INCOME
       MINIMUM RENTS                                              $ 19,632       $ 14,536       $ 55,833       $ 41,104
       EXPENSE RECOVERIES                                            5,590          4,159         16,824         12,151
       PERCENTAGE RENT PAYMENTS                                        112            150          1,327            928
                                                                  --------       --------       --------       --------
    TOTAL RENTAL INCOME                                             25,334         18,845         73,984         54,183
    Management Fees                                                     48            243            183            799
    INVESTMENT INCOME                                                  451            475          1,256          1,443
                                                                  --------       --------       --------       --------
TOTAL REVENUES                                                      25,833         19,563         75,423         56,425
                                                                  --------       --------       --------       --------

COSTS AND EXPENSES
    PROPERTY OPERATING EXPENSES                                      7,462          5,909         21,800         16,567
    INTEREST AND AMORTIZATION OF DEFERRED FINANCING FEES             5,369          5,337         17,178         16,101
    RENTAL PROPERTY DEPRECIATION AND AMORTIZATION                    3,484          2,635         10,109          7,657
    GENERAL AND ADMINISTRATIVE EXPENSES                              1,441            912          5,011          2,454
                                                                  --------       --------       --------       --------
TOTAL COSTS AND EXPENSES                                            17,756         14,793         54,098         42,779
                                                                  --------       --------       --------       --------

INCOME BEFORE EQUITY IN INCOME OF JOINT VENTURES, GAIN
    ON EXTINGUISH- MENT OF DEBT, LOSS ON SALE OF REAL
    ESTATE, MINORITY INTEREST IN EARNINGS OF
    CONSOLIDATED SUBSIDIARY, INCOME TAXES, MINORITY
    INTEREST IN CEFUS AND DISCONTINUED OPERATIONS                    8,077          4,770         21,325         13,646

    EQUITY IN INCOME OF JOINT VENTURES                                 126            155            436            454
    GAIN ON EXTINGUISHMENT OF DEBT                                   1,520              0          1,520              0
    LOSS ON SALE OF REAL ESTATE                                          0           (609)             0           (609)
    MINORITY INTEREST IN EARNINGS OF CONSOLIDATED SUBSIDIARY           (25)           (25)           (76)           (74)
    INCOME TAX BENEFIT/(EXPENSE)
       Current                                                           0            407              0            593
       DEFERRED                                                          0          1,853              0            374
                                                                  --------       --------       --------       --------

INCOME BEFORE MINORITY INTEREST IN CEFUS & DISCONTINUED
    OPERATIONS                                                       9,698          6,551         23,205         14,384

    MINORITY INTEREST IN CEFUS                                           0           (896)             0         (1,627)
                                                                  --------       --------       --------       --------
INCOME FROM CONTINUING OPERATIONS                                    9,698          5,655         23,205         12,757
                                                                  --------       --------       --------       --------

DISCONTINUED OPERATIONS
    INCOME FROM OPERATIONS OF PROPERTIES                               137            171          1,232            868
    GAIN ON DISPOSAL OF REAL ESTATE                                  1,091              0          8,194              0
                                                                  --------       --------       --------       --------
INCOME FROM DISCONTINUED OPERATIONS                                  1,228            171          9,426            868
                                                                  --------       --------       --------       --------

NET INCOME                                                        $ 10,926       $  5,826       $ 32,631       $ 13,625
                                                                  ========       ========       ========       ========

BASIC EARNINGS PER SHARE
    INCOME FROM CONTINUING OPERATIONS                             $   0.28       $   0.26       $   0.72       $   0.63
    Income from Discontinued Operations                               0.04           0.01           0.29           0.04
                                                                  --------       --------       --------       --------
Net Income                                                        $   0.32       $   0.27       $   1.01       $   0.67
                                                                  ========       ========       ========       ========

DILUTED EARNINGS PER SHARE
    INCOME FROM CONTINUING OPERATIONS                             $   0.28       $   0.26       $   0.71       $   0.62
    Income from Discontinued Operations                               0.04           0.01           0.29           0.04
                                                                  --------       --------       --------       --------
Net Income                                                        $   0.32       $   0.27       $   1.00       $   0.66
                                                                  ========       ========       ========       ========

WEIGHTED AVERAGE SHARES OUTSTANDING
    BASIC                                                           33,926         21,304         32,195         20,343
    DILUTED                                                         34,785         21,948         32,956         20,941


EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended September 30, 2002 and 2001
(in thousands, except per share data)
================================================================================

                                                                       THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                -------------------------------   -----------------------------
                                                                SEP 30, 2002       SEP 30, 2001   SEP 30, 2002     SEP 30, 2001
                                                                ------------       ------------   ------------     ------------
NET INCOME                                                         $ 10,926         $  5,826        $ 32,631         $ 13,625

    DEPRECIATION OF REAL ESTATE                                       3,445            2,658          10,081            7,757
    AMORTIZATION OF CAPITALIZED LEASING FEES                             87               60             223              147
    GAIN ON SALE OF DISPOSAL OF REAL ESTATE                          (1,091)             609          (8,194)             609
    INTEREST ON CONVERTIBLE PARTNERSHIP UNITS                            64               64             194              194
    MINORITY INTEREST IN EARNINGS OF CONSOLIDATED SUBSIDIARY             25               25              76               74
    DEFERRED INCOME TAXES                                                 0           (1,853)              0             (374)
    SHARE OF REAL ESTATE DEPRECIATION IN JOINT VENTURES                 152               18             466               74
    MINORITY INTEREST SHARE OF FFO ADJUSTMENTS                            0               (4)              0           (1,369)
                                                                   --------         --------        --------         --------
FUNDS FROM OPERATIONS (1)                                          $ 13,608         $  7,403        $ 35,477         $ 20,737
                                                                   ========         ========        ========         ========
       INCREASE                                                        83.8%                            71.1%

FFO PER SHARE (DILUTED) (1)                                        $   0.39         $   0.34        $   1.08         $   0.99
       INCREASE                                                        14.7%                             9.1%

==============================================================================================================================

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

FUNDS FROM OPERATIONS (1)                                          $ 13,608         $  7,403        $ 35,477         $ 20,737



LESS:
    STRAIGHT LINE RENT ADJUSTMENT                                       248               32             313               97

    RECURRING CAPITAL EXPENDITURES
       TENANT IMPROVEMENTS                                              120              130             463              384
       LEASING COMMISSIONS AND FEES                                     162               89             504              332
       OTHER CAPITAL EXPENDITURES                                        76              259             594              540
                                                                   --------         --------        --------         --------
    TOTAL RECURRING CAPITAL EXPENDITURES                                358              478           1,561            1,256

ADJUSTED FUNDS FROM OPERATIONS (1)                                 $ 13,002         $  6,893        $ 33,603         $ 19,384
                                                                   ========         ========        ========         ========
       INCREASE                                                        88.6%               0            73.4%               0

AFFO PER SHARE (DILUTED) (1)                                       $   0.37         $   0.31        $   1.02         $   0.93
       INCREASE                                                                         19.4%              0              9.7%
                                                                                                                            0

==============================================================================================================================

WEIGHTED AVERAGE DILUTED SHARES                                      34,785           21,948          32,956           20,941

==============================================================================================================================


(1)  FFO, FFO PER SHARE, AFFO AND AFFO PER SHARE FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2002 INCLUDES GAIN ON
     EXTINGUISHMENT OF DEBT TOTALING $1,520.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
as of September 30, 2002 and December 31, 2001
(in thousands, except per share data)
================================================================================


                                                                                                SEP 30, 2002     DEC 31, 2001
                                                                                                ------------     ------------

ASSETS
     RENTAL PROPERTY
        LAND, BUILDINGS AND EQUIPMENT                                                            $ 646,215        $ 605,820
        BUILDING IMPROVEMENTS                                                                       20,098           17,513
        LAND HELD FOR DEVELOPMENT                                                                   28,974           23,420
        CONSTRUCTION IN PROGRESS                                                                     8,491            5,416
                                                                                                 ---------        ---------
           RENTAL PROPERTY                                                                         703,778          652,169
        LESS: ACCUMULATED DEPRECIATION                                                             (37,445)         (28,031)
        PROPERTY HELD FOR SALE                                                                       5,444            3,549
                                                                                                 ---------        ---------
     RENTAL PROPERTY, NET                                                                          671,777          627,687

     CASH AND CASH EQUIVALENTS                                                                       1,410              906
     CASH HELD IN ESCROW                                                                                 0            1,715
     SECURITIES AVAILABLE FOR SALE                                                                   1,066            1,681
     ACCOUNTS AND OTHER RECEIVABLES, NET                                                             4,828            5,564
     NOTES RECEIVABLE                                                                               12,841            9,697
     DEPOSITS                                                                                        9,965            6,219
     PREPAID AND OTHER ASSETS                                                                        1,883            2,161
     DEFERRED EXPENSES, NET                                                                          4,974            3,883
     INVESTMENTS IN JOINT VENTURES                                                                   7,548            7,742
     GOODWILL, NET                                                                                   2,276            1,281
                                                                                                 ---------        ---------

TOTAL ASSETS                                                                                     $ 718,568        $ 668,536

============================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
     LIABILITIES
        MORTGAGE NOTES PAYABLE                                                                   $ 307,713        $ 345,047
        REVOLVING CREDIT FACILITIES                                                                 36,507           27,409
        ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                                       16,168            8,987
        TENANT SECURITY DEPOSITS                                                                     4,293            4,090
        DEFERRED RENTAL INCOME                                                                         366              766
        DUE TO RELATED PARTIES                                                                           2              101
        MINORITY INTEREST IN EQUITY OF CONSOLIDATED SUBSIDIARIES                                     3,869            3,869
                                                                                                 ---------        ---------
     TOTAL LIABILITIES                                                                             368,918          390,269
                                                                                                 ---------        ---------

     SHAREHOLDERS' EQUITY
        COMMON STOCK                                                                                   344              288
        ADDITIONAL PAID-IN CAPITAL                                                                 353,436          283,619
        RETAINED EARNINGS                                                                            8,007            1,808
        ACCUMULATED OTHER COMPREHENSIVE LOSS                                                           (25)             (34)
        UNAMORTIZED RESTRICTED STOCK COMPENSATION                                                   (5,000)          (1,836)
        NOTE RECEIVABLE FROM ISSUANCE OF COMMON STOCK                                               (7,112)          (5,578)
                                                                                                 ---------        ---------
     TOTAL SHAREHOLDERS' EQUITY                                                                    349,650          278,267
                                                                                                 ---------        ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                       $ 718,568        $ 668,536

============================================================================================================================

EQUITY ONE, INC.
DEBT SUMMARY
as of September 30, 2002
(in thousands)
================================================================================


                                       LOAN CLOSING/    ORIGINAL
                                        REFINANCING       LOAN         MATURITY                     SEP 30, 2002
               PROPERTY                   DATE (1)     AMOUNT (2)        DATE          RATE (3)       BALANCE
------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Debt
     Lantana Village                      02/19/98         $ 4,400     02/15/05         6.950%            $ 3,851
     Benchmark Crossing                   09/21/01           3,483     07/01/05         9.250%              3,412
     Sterling Plaza                       09/20/01           4,197     09/01/05         8.750%              4,107
     Green Oaks                           09/21/01           3,189     10/01/05         8.375%              3,119
     Townsend Square                      09/20/01           5,005     10/01/05         8.500%              4,939
     Melbourne Plaza                      09/21/01           1,843     11/01/05         8.375%              1,803
     Oak Hill                             12/07/95           2,500     01/01/06         7.625%              2,038
     Walden Woods                         01/01/99           2,835     08/01/06         7.875%              2,518
     Big Curve                            09/21/01           5,683     10/01/06         9.190%              5,579
     Highland Square                      09/21/01           4,234     11/01/06         8.870%              4,156
     Park Northern                        09/21/01           2,484     12/01/06         8.370%              2,399
     University Mall                      09/21/01          12,874     12/01/06         8.440%             12,721
     Rosemeade                            09/21/01           3,319     12/01/07         8.295%              3,260
     Colony Plaza                         09/21/01           3,884     01/01/08         7.540%              3,062
     Parkwood (4)                         09/21/01           6,371     01/01/08         7.280%              6,297
     Richwood (4)                         09/21/01           3,282     01/01/08         7.280%              3,244
     Commonwealth                         02/15/98           3,300     02/15/08         7.000%              2,891
     Mariners Crossing                    09/01/00           3,516     03/01/08         7.080%              3,436
     Pine Island/Ridge Plaza              08/01/99          26,234     07/01/08         6.910%             25,356
     Prosperity Centre                    09/20/01           7,120     02/01/09         7.875%              6,811
     Shoppes of North Port                12/05/00           4,370     02/08/09         6.650%              4,223
     Shoppes of Ibis                      07/10/02           6,097     09/01/09         6.730%              6,071
     Park Promenade                       01/31/00           6,500     02/01/10         8.100%              6,374
     Skipper Palms                        09/21/01           3,617     03/01/10         8.625%              3,592
     Jonathan's Landing                   09/20/01           2,966     05/01/10         8.050%              2,939
     Bluff's Square                       09/20/01          10,249     06/01/10         8.740%             10,181
     Kirkman Shoppes                      09/20/01           9,679     06/01/10         8.740%              9,614
     Ross Plaza                           09/20/01           6,750     06/01/10         8.740%              6,705
     Boynton Plaza                        09/20/01           7,637     07/01/10         8.030%              7,577
     Pointe Royale                        07/28/95           6,000     07/15/10         7.950%              4,817
     Plymouth Park East 1 (5)             09/20/01             159     08/01/10         8.250%                155
     Plymouth Park East 2 (5)             09/20/01             477     08/01/10         8.250%                466
     Plymouth Park North (5)              09/20/01           8,506     08/01/10         8.250%              8,311
     Plymouth Park Story North (5)        09/20/01             391     08/01/10         8.250%                382
     Plymouth Park South (5)              09/20/01             636     08/01/10         8.250%                621
     Plymouth Park West (5)               09/20/01           2,542     08/01/10         8.250%              2,484
     Shops at Skylake                     07/06/00          16,350     08/01/10         7.650%             15,044
     Minyards                             09/20/01           2,586     11/01/10         8.320%              2,554
     Forest Village                       03/08/01           4,700     04/01/11         7.270%              4,544
     Boca Village                         09/20/01           8,478     05/01/11         7.200%              8,402
     Sawgrass Promenade                   09/20/01           8,478     05/01/11         7.200%              8,402
     Plaza Del Rey                        08/01/96           3,050     09/01/11         8.125%              2,245
     Lake Mary                            11/01/01          25,000     11/01/11         7.250%             24,820
     Lake St. Charles                     10/29/01           3,950     11/01/11         7.130%              3,921
     Marco Town Center                    12/31/01           9,000     01/01/12         6.700%              8,910
     Summerlin Square                     01/25/99           5,000     02/01/14         6.750%              4,218


EQUITY ONE, INC.
DEBT SUMMARY
as of September 30, 2002
(in thousands)
================================================================================


                                       LOAN CLOSING/    ORIGINAL
                                        REFINANCING       LOAN         MATURITY                     SEP 30, 2002
               PROPERTY                   DATE (1)     AMOUNT (2)        DATE          RATE (3)       BALANCE
------------------------------------------------------------------------------------------------------------------
     Bird Ludlum                          02/19/97        $ 13,400     02/15/15         7.680%           $ 10,991
     West Lakes Plaza                     05/22/97           5,902     06/01/16         7.875%              5,029
     Atlantic Village                     10/30/98           5,000     11/01/18         6.850%              4,487

------------------------------------------------------------------------------------------------------------------
TOTAL FIXED RATE MORTGAGE DEBT (49 LOANS)                 $297,223       6.25           7.73%            $283,078
                                                                   (WTD-AVG MATURITY)(WTD-AVG RATE)
------------------------------------------------------------------------------------------------------------------

VARIABLE RATE MORTGAGE DEBT
     Comerica/4 property loan (6)         09/20/01          24,635     02/28/04      LIBOR + 150           24,635

------------------------------------------------------------------------------------------------------------------
TOTAL VARIABLE RATE MORTGAGE DEBT                          $24,635                                        $24,635
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Total Mortgage Notes                                      $321,858                                       $307,713
------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES
     City National Bank (7)               02/04/99          10,403     05/04/03      LIBOR + 225            2,507
     Bank Leumi (8)                       09/17/01          30,000     03/17/03      LIBOR + 125                0
     Wells Fargo (9)                      02/27/02          41,300     02/26/05      LIBOR + 125           34,000

------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES                          $81,703                                        $36,507
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL DEBT                                                                                               $344,220
------------------------------------------------------------------------------------------------------------------

              MATURITY SCHEDULE          SCHEDULED      BALLOON
                   BY YEAR              AMORTIZATION  PAYMENTS (10)     TOTAL    Includes Revolving Credit Facility Balances
        -----------------------------------------------------------------------
         2002 (October 1 to year-end)         $ 1,392          $ 0     $ 1,392
                     2003                       5,814        2,507       8,321
                     2004                       6,247       24,635      30,882
                     2005                       6,496       53,680      60,176
                     2006                       6,402       26,470      32,872
                     2007                       6,246        2,864       9,110
                     2008                       5,948       40,104      46,052
                     2009                       5,499       12,343      17,842
                     2010                       4,505       68,564      73,069
                     2011                       3,180       44,410      47,590
                  Thereafter                    9,634        7,280      16,914
        -----------------------------------------------------------------------
        TOTAL                                 $61,363     $282,857    $344,220
------------------------------------------------------------------------------------------------------------------


EQUITY ONE, INC.
DEBT SUMMARY
as of September 30, 2002
(in thousands)
================================================================================


(1) The more recent of the loan closing/assumption date and the date of any subsequent refinancing.

(2) The principal amount on the loan closing/assumption date, adjusted to reflect any subsequent additional funding.

(3)     The rate in effect on September 30, 2002.

(4) The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(5) All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(6) This Comerica facility is secured by Grogans Mill ($7,995), Steeplechase ($6,305), Mission Bend ($6,370) and Beechcrest ($3,965). The rate was reduced to LIBOR + 150 from LIBOR + 200 on June 12, 2002.

(7) The CNB Line was authorized to $10,403 as of September 30, 2002, and is secured by Mandarin Mini-storage, Skylake Phase III land, Beauclerc Village and East Bay Plaza. We have two, 364-day extension options for an ultimate maturity of 5/2/2005.

(8) The Bank Leumi facility is secured by negative pledges on Ryanwood, Pompano, McMinn, SW Walgreens, Bandera, Market at First Colony and Mason Park. We have exercised an option to extend the maturity of the Leumi facility to 3/17/03.

(9) On July 31, 2002, we increased the existing Wells Fargo $29,400 secured, revolving, line of credit to $41,300. The facility is secured by Blanco Village, Oakbrook, Mandarin Landing, Hedwig, Bissonet and Spring Shadows. The rate on the facility is LIBOR plus a range of 115 to 150 depending on overall leverage. As of September 30, 2002, the rate was LIBOR + 125.

(10) Represents the entire principal balance of a maturing loan on the maturity date.

                                                                    YEAR            TOTAL                         # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     ---------------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D         VACANT
    --------                                   ----                 ---------       -------      --------    ------         ------
FLORIDA (47)

NORTH FLORIDA (9)

              Atlantic Village                 Atlantic Beach       1984 / 1998          100,559      96.2%             24     1

              Beauclerc Village                Jacksonville         1962 / 1988           70,429     100.0%             12     0

              Commonwealth                     Jacksonville         1984 / 1998           81,467      98.4%             15     1

              Forest Village                   Tallahassee              2000              71,526      93.3%             16     1

              Ft. Caroline                     Jacksonville         1985 / 1995           74,546      95.0%             10     4

              Losco                            Jacksonville             2000               8,700      74.7%              6     1

              Mandarin Landing                 Jacksonville         1976 / 2000          141,565      93.9%             32     5

              Monument Point                   Jacksonville         1985 / 1997           76,628      97.7%             13     1

              Oak Hill                         Jacksonville         1985 / 1997           78,492      95.1%             18     1

CENTRAL FLORIDA (7)

              Eckerds Leesburg                 Leesburg                 2000              12,739     100.0%              1     0

              Eastwood                         Orlando                  1997              69,037     100.0%             13     0

              Eustis Square                    Eustis               1983 / 1997          126,791      88.3%             19     8

              Kirkman Shoppes                  Orlando                  1973              88,820      94.7%             31     1

              Lake Mary                        Orlando              1988 / 2001          342,384      98.0%             65    24

              Park Promenade                   Orlando              1987 / 2000          125,818      96.7%             25     2

              Walden Woods                     Plant City           1985 / 1998           74,336     100.0%             11     0


FLORIDA TREASURE COAST REGION (6)

              Bluffs Square                    Jupiter                  1986             132,395      98.9%             48     3

              Cashmere Corners                 Port St. Lucie           2001              89,234     100.0%             18     0

              Eckerds Melbourne                Melbourne                2001              10,908     100.0%              1     0

              Jonathan's Landing               Jupiter                  1997              26,820     100.0%             12     0

              Ryanwood                         Vero Beach               1987             114,925      93.9%             30     3

              Salerno Village                  Stuart                   1987              58,804      98.3%             16     1

FLORIDA WEST COAST (8)

              East Bay Plaza                   Largo                1985 / 1997           85,426      54.3%             17     5

              Lake St. Charles                 Tampa                    1999              57,015     100.0%              8     0

              Marco Town Center                Marco Island             2001             109,430      91.3%             36     9

              Mariners Crossing                Spring Hill          1989 / 1999           85,507      97.6%             14     1

              Ross Plaza                       Tampa                1984 / 1996           85,359      90.4%             21     1

              Shoppes of North Port            North Port               1991              84,705      98.9%             20     2

              Skipper Palms                    Tampa                    1984              89,944     100.0%             17     0

              Summerlin Square                 Fort Myers           1986 / 1998          109,156      89.2%             22     6

                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------

FLORIDA (48)

NORTH FLORIDA (9)

              Atlantic Village                       39,795             Publix       Jo-Ann Fabrics                   $  10.19
                                                                        (10/31/2008)

              Beauclerc Village                                                      Big Lots, Goodwill, Beall's Outlet   7.57

              Commonwealth                           48,997             Winn-Dixie                                        8.10
                                                                        (2/28/2018)

              Forest Village                         37,866             Publix                                           10.30
                                                                        (4/30/2020)

              Ft. Caroline                           45,500             Winn-Dixie   Eckerds* (Bealls Outlet)             7.31
                                                                        (5/31/2015)

              Losco                                             45,820  Winn-Dixie                                       19.28

              Mandarin Landing                       34,400             Publix       Office Depot, Eckerds                8.94
                                                                        (2/14/2007)

              Monument Point                         46,772             Winn-Dixie   Eckerds                              6.35
                                                                        (3/27/2005)

              Oak Hill                               39,795             Publix       Walgreens* (Bonus Dollar)            6.76
                                                                        (5/11/2005)

CENTRAL FLORIDA (7)

              Eckerds Leesburg                                                       Eckerds                             26.55

              Eastwood                               51,512             Publix                                           10.97
                                                                        (11/1/2017)

              Eustis Square                          38,520             Publix*   Beall's, Walgreens*   (Beall's Outlet)  6.64
                                                                        (11/30/2004)

              Kirkman Shoppes                                                        Eckerds                             17.66

              Lake Mary                              63,139             Albertson's  K-Mart, Euro Fitness, Sun Star      11.71
                                                                        (6/30/2012)    Theatres

              Park Promenade                         55,000             Publix       Orange County Library, Blockbuster   9.31
                                                                        (2/9/2007)

              Walden Woods                           46,636             Winn-Dixie*  Walgreens                            6.74
                                                                        (11/30/08)

FLORIDA TREASURE COAST REGION (6)

              Bluffs Square                          39,795             Publix       Walgreens                           11.77
                                                                        (10/22/2006)

              Cashmere Corners                       59,448             Albertson's                                       7.82
                                                                        (4/30/2025)

              Eckerds Melbourne                                                      Eckerds                             20.45

              Jonathan's Landing                                53,850  Albertson's  Blockbuster                         17.61

              Ryanwood                               39,795             Publix       Books A Million, Beall's Outlet      8.99
                                                                        (3/23/2017)

              Salerno Village                        31,503             Winn-Dixie   Eckerds                              6.74
                                                                        (9/21/2007)

WEST COAST FLORIDA (8)

              East Bay Plaza                                    53,000  Albertsons                                        9.64

              Lake St. Charles                       46,295             Kash N' Karry                                     9.70
                                                                        (6/30/2019)

              Marco Town Center                      27,887             Publix                                           16.13
                                                                        (1/31/2018)

              Mariners Crossing                      48,315             Kash 'N Karry                                     8.08
                                                                        (4/30/2020)

              Ross Plaza                                                             Walgreens*, Ross Dress for Less      9.90

              Shoppes of North Port                  48,890             Publix       Beall's Outlet                       9.53
                                                                        (12/11/2011)

              Skipper Palms                          53,440             Winn-Dixie                                        8.31
                                                                        (5/31/2016)

              Summerlin Square                       45,500             Winn-Dixie   Eckerds                             10.64
                                                                        (6/4/2006)


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
SOUTH FLORIDA / ATLANTIC COAST (17)

              Bird Ludlum                      Miami                1988 / 1998          192,282      98.2%     47        2

              Boca Village                     Boca Raton               1978              93,428      99.4%     21        1

              Boynton Plaza                    Boynton Beach        1978 / 1999           99,324      94.1%     26        4

              Lantana Village                  Lantana              1976 / 1999          175,480      98.4%     23        2

              Meadows                          Miami                    1997              75,524      92.1%     17        4

              Oakbrook                         Palm Beach Gardens   1974 / 2000          225,073      81.6%     16       18

              Pine Island                      Davie                1983 / 1999          254,907      99.3%     46        1

              Plaza Del Rey                    Miami                1985 / 1996           50,146      97.2%     22        1

              Point Royale                     Miami                1970 / 2000          209,863      94.6%     24        2

              Pompano                          Pompano Beach        1968 / 2001           80,697     100.0%      1        0

              Prosperity Centre                Palm Beach Gardens      1993              122,106     100.0%      9        0

              Ridge Plaza                      Davie                1984 / 1999          155,204      98.2%     27        2

              Sawgrass Promenade               Deerfield Beach      1982 / 1998          107,092      99.1%     28        1

              Shoppes of Ibis                  West Palm Beach          1999              79,420     100.0%     18        0

              Shops at Skylake                 North Miami Beach    1999/2000-01         174,199      96.9%     43        4

              University Mall                  Ft. Lauderdale           1973             323,437      15.3%     19       26

              West Lakes Plaza                 Miami                1984 / 2000          100,747     100.0%     27        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (47)                                                    5,202,894      90.4%  1,003      149
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (31)

HOUSTON (15)

              Barker Cypress                   Houston                 1999               66,937      88.0%     11        2

              Beechcrest                       Houston              1981 / 2001           90,797     100.0%     15        0

              Benchmark Crossing               Houston                 1986               58,384     100.0%      5        0

              Bissonnet                        Houston                 1999               15,542     100.0%      8        0

              Colony Plaza                     Sugarland               1997               26,513      89.4%     13        2

              Copperfield                      Houston                 1994              160,695      46.3%     27        8

              Grogan's Mill                    The Woodlands           1986              118,398      99.9%     25        1

              Hedwig                           Houston                 1974               69,504     100.0%     13        0

              Highland Square                  Sugarland               1998               64,171      99.7%     26        1

              Market at First Colony           Sugarland               1988              106,101      98.1%     34        1

              Mason Park                       Katy                    1998              163,256      75.6%     34        5

              Mission Bend                     Houston              1980 / 1999          131,575      89.0%     25        2

              Spring Shadows                   Houston                 1999               39,611      96.9%     15        1

              Steeplechase                     Jersey Village          1985              105,152      98.4%     25        1

              Woodforest                       Houston                 1991               12,741     100.0%      4        0


                                                           SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------

SOUTH FLORIDA / ATLANTIC COAST (18)

              Bird Ludlum                            44,400             Winn-Dixie   Eckerds, Blockbuster                14.34
                                                                        (12/31/2007)

              Boca Village                           36,000             Publix       Eckerds                             14.40
                                                                        (3/31/2007)

              Boynton Plaza                          37,664             Publix       Eckerds                             10.32
                                                                        (8/31/2003)

              Lantana Village                        39,473             Winn-Dixie   K-Mart, Rite Aid* (Dollar Store)     6.38
                                                                        (2/15/2011)

              Meadows                                47,955             Publix                                           11.65
                                                                        (7/9/2017)

              Oakbrook                               44,400             Publix       Eckerds, Roly's Bistro               8.04
                                                                        (10/31/2020)   Jacobson's (closed store on 10/1/02)

              Pine Island                            39,943             Publix       Home Depot Expo, Rite Aid* (Bealls  $9.18
                                                                        (11/30/2013)   Outlet)

              Plaza Del Rey                                                          Navarro Pharmacy                    12.63

              Point Royale                           45,350             Winn-Dixie   Best Buy, Eckerds* (Linen            6.48
                                                                        (2/18/2011)    Supermarket)

              Pompano                                                                Lowe's                               6.69

              Prosperity Centre                                                      Office Depot, Barnes & Noble, Bed   14.75
                                                                                       Bath & Beyond, Carmine's,
                                                                                       TJ Maxx

              Ridge Plaza                                     see Pine Island        AMC Theater, Kabooms, Republic       8.81
                                                                                     Security Bank, Uncle Funny's,
                                                                                     Round Up

              Sawgrass Promenade                     36,464             Publix       Walgreens, Blockbuster              11.21
                                                                        (11/30/2004)

              Shoppes of Ibis                        51,420             Publix                                           12.20
                                                                        (4/20/2019)

              Shops at Skylake                       51,420             Publix       Goodwill, Blockbuster               15.31
                                                                        (7/31/2019)

              University Mall                                                        Eckerds                             11.63

              West Lakes Plaza                       46,216             Winn-Dixie   Navarro Pharmacy                    10.70
                                                                        (10/31/2016)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (47)               1,509,505       152,670                                               $10.31
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (31)

HOUSTON (15)

              Barker Cypress                         41,320             H.E.B.                                           12.21
                                                                        (01/31/2014)

              Beechcrest                             40,345             Randalls* (Viet Ho) Walgreens*                    8.93
                                                                        (6/24/2016)

              Benchmark Crossing                                                     Bally's Fitness                     12.13

              Bissonnet                                          63,000 Kroger       Blockbuster                         14.39

              Colony Plaza                                                                                               18.22

              Copperfield                                                            JoAnn's Fabrics                     12.33

              Grogan's Mill                          56,558             Randall's*   Petco                               12.17
                                                                        (6/24/2016)

              Hedwig                                                                 Warehouse Music, Ross Dress         13.68
                                                                                       for Less

              Highland Square                                                                                            16.49

              Market at First Colony                             62,000 Kroger       TJ Maxx, Eckerds                    15.74

              Mason Park                                         58,890 Kroger       Walgreens* (Eloise Collectibles)    11.81
                                                                                       Palais Royal, Petco

              Mission Bend                           46,112             Randall's                                         8.78
                                                                        (6/24/2016)
                                                     63,322             H.E.B.

              Spring Shadows                                                                                             14.72

              Steeplechase                           56,208             Randall's                                        11.19
                                                                        (6/24/2016)

              Woodforest                                                                                                 16.10


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
DALLAS (13)

              Green Oaks                       Arlington             1983                 65,131      75.6%        24        9

              Melbourne Plaza                  Hurst                 1983                 47,517      83.8%        14        4

              Minyards                         Garland               2000                 65,295     100.0%         2        0

              Parkwood                         Plano                 1985                 81,590     100.0%        20        0

              Plymouth Park East               Irving                1970                 56,435      97.3%         9        1

              Plymouth Park North              Irving                1970                446,510      51.8%        38       21

              Plymouth Park South              Irving                1970                 49,102      85.8%         5        2

              Plymouth Park West               Irving                1970                178,930      88.1%        13        2

              Richwood                         Richardson            1984                 54,872      88.8%        24        4

              Rosemeade                        Carrollton            1986                 50,504      97.5%        17        3

              Sterling Plaza                   Irving                1989                 65,205      96.7%        15        1

              Townsend Square                  Desoto                1990                142,978      86.5%        34        4

              Village Park                     Arlington             1988                 44,387      69.3%         8        2

San Antonio (3)

              Bandera Festival                 San Antonio           1989                189,438      49.8%        25        7

              Blanco Village                   San Antonio           2000                108,325     100.0%        16        0

              Wurzbach                         San Antonio           1979                 59,771     100.0%         3        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (31)                                                      2,935,367      80.8%       547       82
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                        Yuma                 1969 / 1996          126,402      95.9%        30        2

              Park Northern                    Phoenix              1982 / 1996          130,406      89.1%        20        7

              Southwest Walgreens              Phoenix              1975 / 1998           93,518      81.8%        16        2

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                                                       350,326      90.0%        66       11
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                     Athens               1982 / 1994          107,200      90.8%         9        1

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                                                     107,200      90.8%         9        1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (82)                                                            8,595,287      87.1%     1,625      243
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (2)

              El Novillo                       Miami Beach, FL      1970 / 2000           10,000     100.0%         1        0

              Epsilon                          W. Palm Beach, FL    1925 / 1997           18,707      48.1%         3        2

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (84)                                                  8,623,994      87.0%     1,629      245
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage            Jacksonville, FL         1982              52,880      98.1%       524       10

              Plaza Alegre                     Miami, FL         2002 Development

              Coral Way N.E.                   Miami, FL         2002 Development

              Homestead                        Homestead, FL     Future Development

-----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL (88)                                                                       8,676,874      87.1%      2,153      255
-----------------------------------------------------------------------------------------------------------------------------------


                                                           SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------

DALLAS (13)

              Green Oaks                                        58,000  Kroger                                          $11.07

              Melbourne Plaza                                                                                            11.33


              Minyards                               58,695             Minyards/Sack N Save                              6.12
                                                                        (12/31/2029)

              Parkwood                                          62,000  Albertsons   Planet Pizza                        12.91

              Plymouth Park East                     42,130             Kroger                                            4.17
                                                                        (11/30/2013)

              Plymouth Park North                                                    Blockbuster, Dollar General, Thrift  7.31
                                                                                       Store, Post Office, Chateau Theatre,
                                                                                       Levines

              Plymouth Park South                                                    Betcha Bingo                         6.86

              Plymouth Park West                                                     Bargain City                         4.54

              Richwood                                          61,877  Albertson    Blockbuster                         12.48

              Rosemeade                                         58,900  Kroger       Gold's Gymn, Blockbuster            12.68

              Sterling Plaza                                                         Bank One, Warehouse Entertainment   14.29

              Townsend Square                                   60,349  Albertsons   Beall's, Victory Gym, Tutor Time     9.14

              Village Park                                                           Petco                               17.40

SAN ANTONIO (3)

              Bandera Festival                                                       Beall's, Eckerds*, Blockbuster      11.31

              Blanco Village                         74,627             H.E.B.                                           15.66
                                                                        (4/30/2015)

              Wurzbach                               52,957             Albertsons*                                       2.86
                                                                        (12/31/2004)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (31)                   468,952    548,338                                                  $10.71
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                                         60,000  Albertsons   Walgreens, Miller's Outpost          9.69

              Park Northern                          51,511             Safeway      Beall's, Showbiz Pizza               6.49
                                                                        (5/31/2008)

              Southwest Walgreens                    27,064             Food City    Walgreens                            7.89
                                                                        (5/31/2019)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                   78,575     60,000                                                  $ 8.07
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                           60,000             Ingles       Fred's Stores                        6.77
                                                                        (1/30/2019)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                 60,000          0                                                  $ 6.77
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (82)                       2,117,032    761,008                                                  $10.26
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIA PROPERTIES(2)

              El Novillo                                                             Jumbo Buffet                        14.08

              Epsilon                                                                Dax Bar & Grill                     16.11

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (84)             2,117,032    761,008                                                  $10.27
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage

              Plaza Alegre

              Coral Way N.E.

              Honestead

-------------------------------------------------------------------------------
GRAND TOTAL (88)                                  2,117,032    761,008
-------------------------------------------------------------------------------


Total Square Footage does not include shadow anchor square footage which is not owned or controlled by Equity One.
* Indicates a tenant which continues to pay ment, but has closed its store and ceased operations. The subtenant, if any, is shown in ().

EQUITY ONE, INC.
ANNUAL MINIMUM RENT BY LOCATION
as of September 30, 2002
================================================================================


                                    [CHART]











      --------------------------------------------------    ---------------------------------------------
            REGION          COUNT                AMR            STATE         STATE TOTAL         %

      NORTH FL                9              $5,667,121
      CENTRAL FL              7               8,888,090
      TREASURE COAST          6               4,294,851
      WEST FL                 8               6,632,875
      SOUTH FL               19              22,988,202      FLORIDA (49)         $48,471,139    63%
      --------------------------------------------------    ---------------------------------------------
      HOUSTON                15              13,294,802
      DALLAS                 13               9,173,565
      SAN ANTONIO             3               2,935,336       TEXAS (31)           25,403,703    33%
      --------------------------------------------------    ---------------------------------------------
      AZ                      3               2,544,740        ARIZONA              2,544,740     3%
      --------------------------------------------------    ---------------------------------------------
      TN                      1                 658,201       TENNESSEE               658,201     1%
      --------------------------------------------------    ---------------------------------------------
      TOTAL                  84             $77,077,783                           $77,077,783    100%
      --------------------------------------------------    ---------------------------------------------




Note:  Chart excludes Mandarin Mini-storage and 3 development properties.

EQUITY ONE, INC.
SHOPPING CENTER & COMMERCIAL PROPERTY TENANT CONCENTRATION SCHEDULE
as of September 30, 2002
================================================================================


                                                                                               % OF TOTAL
                                         NUMBER                 % OF TOTAL      ANNUALIZED     ANNUALIZED    AVERAGE
                                           OF        SQUARE       SQUARE          MINIMUM       MINIMUM      MINIMUM
                TENANT                   STORES       FEET         FEET            RENT           RENT        RENT
-----------------------------------------------------------------------------------------------------------------------

TOP TEN TENANTS
     Publix                                    19      798,521         9.3%      $5,307,773         6.9%     $6.65
     Winn Dixie                                11      493,787         5.7%       3,100,058         4.0%      6.28
     Eckerds                                   16      165,426         1.9%       1,656,979         2.1%     10.02
     Safeway, Randall's                         5      250,734         2.9%       1,616,185         2.1%      6.45
     H.E. Butt                                  2      115,947         1.3%       1,398,855         1.8%     12.06
     Walgreens                                 10      154,116         1.8%       1,063,843         1.4%      6.90
     Blockbuster                               11       61,916         0.7%         989,829         1.3%     15.99
     Albertsons                                 4      177,544         2.1%         899,820         1.2%      5.07
     K Mart                                     2      170,659         2.0%         814,754         1.1%      4.77
     Kash N' Karry                              2       94,610         1.1%         726,425         0.9%      7.68
-------------------------------------------------------------------------------------------------------------------
SUB-TOTAL TOP TEN TENANTS                      82    2,483,260        28.8%     $17,574,521        22.8%     $7.08
-------------------------------------------------------------------------------------------------------------------
     Remaining Tenants                      1,547    5,022,669        58.2%      59,503,262        77.2%     11.85
-------------------------------------------------------------------------------------------------------------------
SUB-TOTAL ALL TENANTS                       1,629    7,505,929        87.0%     $77,077,783       100.0%    $10.27
-------------------------------------------------------------------------------------------------------------------
     Vacant                                   245    1,118,065        13.0%               0         0.0%      0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL INCLUDING VACANT                      1,874    8,623,994       100.0%     $77,077,783       100.0%     $8.94
-------------------------------------------------------------------------------------------------------------------


EQUITY ONE, INC.
SHOPPING CENTER AND COMERCIAL PROPERTY LEASE EXPIRATION SCHEDULE
as of September 30, 2002
================================================================================


                                                                                PERCENT      AVERAGE
                                                  PERCENT                         OF         ANNUAL
                                                     OF        ANNUALIZED        TOTAL       MINIMUM
                           NUMBER                  TOTAL         MINIMUM      ANNUALIZED    RENT PER
                             OF          SQUARE    SQUARE        RENT AT        MINIMUM      SQUARE
          DATE            TENANTS(1)      FEET      FEET     EXPIRATION(2)       RENT         FOOT            AUG SIZE
------------------------------------------------------------------------------------------------------------------------
          M-T-M             29            62,342       0.7%      $ 653,064        0.8%        $10.48            2,150
           2002             89           213,050       2.5%      3,120,202        3.9%         14.65            2,394
           2003            312           846,428       9.8%      9,555,428       12.0%         11.29            2,713
           2004            340           944,475      11.0%     10,759,775       13.5%         11.39            2,778
           2005            320           990,056      11.5%     11,183,468       14.0%         11.30            3,094
           2006            183           772,261       9.0%      9,050,386       11.3%         11.72            4,220
           2007            164           742,493       8.6%      8,301,995       10.4%         11.18            4,527
           2008             39           352,370       4.1%      4,096,728        5.1%         11.63            9,035
           2009             29           178,985       2.1%      2,424,000        3.0%         13.54            6,172
           2010             40           349,509       4.1%      3,258,111        4.1%          9.32            8,738
           2011             21           417,520       4.8%      3,118,124        3.9%          7.47           19,882
        Thereafter          61         1,636,440      19.0%     14,340,932       18.0%          8.76           26,827

------------------------------------------------------------------------------------------------------------------------
   SUB-TOTAL/AVERAGE     1,627         7,505,929      87.0%    $79,862,213      100.0%        $10.64            4,613
------------------------------------------------------------------------------------------------------------------------

      Vacant               245         1,118,065      13.0%              0         NA             NA            4,564

------------------------------------------------------------------------------------------------------------------------
   TOTAL/AVERAGE         1,872         8,623,994     100.0%    $79,862,213      100.0%         $9.26            4,607
------------------------------------------------------------------------------------------------------------------------





                            ANNUAL LEASE EXPIRATIONS
                                    [CHART]



(1) Includes 12 tenants who use 0 square feet but pay rent under various usage agreements. Excludes 2 tenants who use 0 square feet and do not pay rent, but make certain other payments (i.e. CAM or RE Tax).

(2) Includes the rent from 12 tenants who use 0 square feet but pay rent under various usage agreements.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND DISPOSITIONS
as of September 30, 2002 (in
thousands, except square footage data)
================================================================================


        REAL ESTATE DEVELOPMENTS

1)      PLAZA ALLEGRE (CORAL WAY S.E.)
        Miami, Florida

        We began construction in March 2002 of an 84,000 square foot shopping center on an 8.5 acre site located on the southeast corner of S.W. 147th Avenue and Coral Way in southwest Miami-Dade County. Plaza Allegre will feature a 44,000 square foot Publix supermarket, a 14,000 square foot Goodwill Superstore, 26,000 square feet of local retail space and two out parcels. The development is expected to cost a total of $10,000, open in February 2003 and yield approximately 11.5% upon stabilization in the fourth quarter of 2003. This development is not reflected on the September 30, 2002 Property Status Report, although the land parcel is listed as a property.

2)      CORAL WAY, N.E.
        Miami, Florida

        We own a 4.0 acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Allegra, upon which we expect to commence construction of a 25,000 square foot drug-store anchored shopping center in the first quarter of 2003 with a target completion in the fourth quarter of 2003. This development is not reflected on the September 30, 2002 Property Status Report, although the land parcel is listed as a property.

3)      UNIVERSITY MALL
        Pembroke Pines, Florida

        We have executed a ground lease with Lowe's to accommodate their construction of a 177,000 square foot home improvement store on this mostly vacant property. Lowe's will pay all the development and construction costs related to their store and the associated site area and parking. In conjunction with the Lowe's deal, we will spend $5,000 to redevelop the remainder of the property. This redevelopment is reflected on the September 30, 2002 Property Status Report in its current configuration.

4)      OAKBROOK SQUARE
        Palm Beach Gardens, Florida

        This property is a 225,000 square foot shopping center anchored by Publix. Jacobson's closed their 90,000 square foot store in October 2002. Stein Mart has executed a lease to occupy 41,000 square feet of this space in the second quarter of 2003, and the balance is out for leasing. Plans are presently being approved to reconfigure a portion of the retail, add additional parking and develop a 6,000 square foot outparcel, all at an estimated total cost of $3,000. The current configuration of the property is reflected on the September 30, 2002 Property Status Report.

5)      SALERNO VILLAGE
        Stuart, Florida

        We intend to redevelop this supermarket-anchored shopping center which we purchased in May 2002. Winn Dixie, the existing supermarket, has executed a new 20-year lease for 45,802 square feet, an increase from their current 31,503 square foot store. The redevelopment will cost approximately $5,000, will commence in the second quarter of 2003, and is expected to be completed in early 2004. Upon completion and including the original acquisition cost, we expect to earn a stabilized yield of 11.5%. This development is reflected on the September 30, 2002 Property Status Report in its current configuration.

6)      HOMESTEAD RETAIL DEVELOPMENT
        Homestead, Florida

        We own a 12 acre site adjacent to a master planned community in Homestead, Florida, approximately 25 miles south of Miami. We expect to develop a supermarket-anchored shopping center on this site in 2005. This development is not reflected on the September 30, 2002 Property Status Report, although the land parcel is listed as a property.

7)      SHOPS AT SKYLAKE
        North Miami Beach, Florida

        We plan to complete the final phase of Skylake totaling approximately 114,000 square feet in the fourth quarter of 2003 at a cost of approximately $5,500. To date, we have executed a lease with LA Fitness Sports Clubs for a 45,000 square foot health club, and have entered into a letter of intent with another major tenant for a 45,000 square foot space. The balance of the new development will be configured for local tenant leasing. The current configuration of the property is reflected on the September 30, 2002 Property Status Report.


        DISPOSITION ACTIVITY - 3RD QUARTER

8)      SHOPS AT WESTBURY
        Miami, FL

        This property was sold on July 16, 2002 for a price of $5,200, resulting in a gain on the sale of $175.

9)      FOREST EDGE
        Orlando. FL

        This property was sold on July 31, 2002 for a price of $3,475, resulting in a gain on the sale of $553.

10)     NW CROSSING
        Dallas, TX

        This property was sold on September 30, 2002 for a price of $2.350, resulting in a gain on the sale of $363.

EQUITY ONE, INC.
JOINT VENTURE INVESTMENTS
as of September 30, 2002
(in thousands, except square footage data)
================================================================================

OWNED JOINT VENTURES *

1)   CITY CENTRE
     Palm Beach Gardens, Florida

     City Centre is a 93,565 square foot office/retail center that was 88% leased as of 9/30/02. The property includes a parcel of land slated for future office development. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $13,005 on 9/30/02, which matures on 4/1/10. Equity One owns a 50% interest in this property.

2)   PARK PLACE
     Plano, Texas

     Park Place is a 112,478 square foot retail center that was 100% leased as of 9/30/02. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. On 4/5/02, the existing debt was refinanced with a $15,000, three-year, interest-only loan at LIBOR + 140, which we have guaranteed. Equity One owns a 50.1% interest in this property.

3)   OAKS SQUARE
     Gainesville, Florida

     Oaks Square is a 119,355 square foot retail center that was 100% leased as of 9/30/02. The property is encumbered by a 7.63% fixed-rate mortgage loan with a balance of $16,690 on 9/30/02, which matures on 12/31/10. Equity One owns a 50% interest in this property.

--------------
* EQUITY ONE ACCOUNTS FOR THESE THREE JOINT VENTURE INTERESTS USING THE EQUITY METHOD AS WE DO NOT CONSIDER OURSELVES TO BE IN CONTROL OF THE MAJOR BUSINESS DECISIONS.

EQUITY ONE, INC.
STOCK PRICE AND VOLUME STATISTICS*
for the three months ended September 30, 2002
================================================================================
















                            DAILY HIGH-LOW CLOSE AND
                             10-DAY MOVING AVERAGE


                                     [CHART]




                            DAILY TRADING VOLUME AND
                             10-DAY MOVING AVERAGE
                                    [CHART]











*Data obtained from Yahoo Chart Services